Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND

CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Force Protection, Inc., a Nevada corporation (the “Company”), does hereby certify, to such officer’s knowledge (subject to any unknown impact of any existing material weakness), that:

The Quarterly Report for the quarter ended September 30, 2007 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2007

/s/ Gordon McGilton
Gordon McGilton
Chief Executive Officer
(principal executive officer)

Date: November 13, 2007

/s/ Michael Durski
Michael Durski
Chief Financial Officer
(principal financial and accounting officer)